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                                                                   Exhibit 10.18

                         SERVICES AND SUPPORT AGREEMENT

         This Services and Support Agreement ("Agreement"), dated as of September __, 1999, is made and entered into by and between GENCORP INC., an Ohio corporation ("GenCorp"), and OMNOVA SOLUTIONS INC., an Ohio corporation ("OMNOVA") and a wholly-owned subsidiary of GenCorp.

                                   WITNESSETH:

         WHEREAS, the Board of Directors of GenCorp has determined that it is advisable to distribute substantially all of the stock of OMNOVA to its shareholders in a transaction intended to qualify under Section 355 of the Internal Revenue Code (variously, the "Distribution" or the "Spin-Off");

         WHEREAS, GenCorp and OMNOVA are entering into a Distribution Agreement (the "Distribution Agreement") which, among other things, sets forth the principal transactions required to effect the Distribution and sets forth other agreements that will govern certain other matters following the Distribution; and

         WHEREAS, in connection with the Distribution, GenCorp and OMNOVA have agreed to enter into this Agreement in order for OMNOVA and GenCorp each to assist the other by providing to the other certain services and support not otherwise specified in any of the Ancillary Agreements (as defined in the Distribution Agreement);

         NOW THEREFORE, in consideration of these premises and the mutual promises and conditions contained herein, GenCorp and OMNOVA hereby agree as follows:

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

                                    ARTICLE I

                                      TERM

         1.1 TERM OF THE AGREEMENT. The term of this Agreement shall be from the date hereof (the "Effective Date") to and including the later of (i) the second anniversary of the Distribution, and (ii) October 31, 2001 (the "Term"), although the actual duration of specific services may be for a shorter period as provided herein. The Term may be extended by the mutual agreement of GenCorp and OMNOVA.

                                   ARTICLE II

                                    SERVICES

         2.1 SERVICES PROVIDED BY OMNOVA. OMNOVA shall provide to GenCorp during the Term of this Agreement the services listed on Schedule A attached hereto. The services listed on Schedule A are based on the understanding of the parties hereto of the support and administrative services reasonably required by GenCorp at the date of this Agreement. If, following the Distribution, GenCorp reasonably determines that additional services consistent with the recent historical practice of GenCorp should be provided by OMNOVA, the parties agree to negotiate in good faith to modify this Agreement appropriately with respect to such additional services. In the event the parties agree that OMNOVA shall provide such additional
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services, the parties hereto further agree that such agreement to provide such additional services shall also amend Schedule A hereto to reflect such agreement of the parties. GenCorp may reduce or terminate any specific services at any time upon 30 days written notice.

         2.2 PAYMENT FOR SERVICES PROVIDED BY OMNOVA. (a) GenCorp shall pay OMNOVA on a monthly basis, for services provided to GenCorp by OMNOVA hereunder,
(i) amounts specified as "Costs Allocated to GenCorp" on Schedule A, (ii) reasonable direct expenses incurred by OMNOVA in connection with providing services, and (iii) charges by third party service providers which are attributable to services provided to or for GenCorp. To the extent that GenCorp has provided notice to reduce services in accordance with Section 2.1, the "Costs Allocated to GenCorp" shall be appropriately reduced.

               (b) Charges for the services shall be invoiced on or about the tenth (10th) day of the calendar month next following the calendar month in which the services have been performed, and such invoice shall be paid within thirty (30) days following receipt thereof.

         2.3 SERVICES PROVIDED BY GENCORP. GenCorp shall provide to OMNOVA during the Term of this Agreement the services listed on Schedule B attached hereto. The services listed on Schedule B are based on the understanding of the parties hereto of the support and administrative services reasonably required by OMNOVA at the date of this Agreement. If, following the Distribution, OMNOVA reasonably determines that additional services consistent with the recent historical practice of OMNOVA should be provided by GenCorp, the parties agree to negotiate in good faith to modify this Agreement appropriately with respect to such additional services. In the event the parties agree that OMNOVA shall provide such additional services, the parties hereto further agree that such agreement to provide such additional services shall also amend Schedule B hereto to reflect such agreement of the parties.

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OMNOVA may reduce or terminate any specific services at any time upon 30 days written notice.

         2.4   PAYMENT FOR SERVICES PROVIDED BY GENCORP.

               (a) OMNOVA shall pay GenCorp on a monthly basis, for services provided to OMNOVA by GenCorp hereunder, (i) amounts specified as "Costs Allocated to OMNOVA" on Schedule B, (ii) reasonable direct expenses incurred by GenCorp in connection with providing services, and (iii) charges by third party service providers which are attributable to services provided to or for OMNOVA. To the extent that OMNOVA has provided notice to reduce services in accordance with Section 2.3, the "Costs Allocated to OMNOVA" shall be appropriately reduced.

               (b) Charges for the services shall be invoiced on or about the tenth (10th) day of the calendar month next following the calendar month in which the services have been performed, and such invoice shall be paid within thirty (30) days following receipt thereof.

                                   ARTICLE III

                                   TERMINATION

         3.1 AUTOMATIC TERMINATION. This Agreement automatically shall terminate at the conclusion of the Term unless such Term is extended in accordance with
Section 1.1 hereto.

         3.2 TERMINATION WITH NOTICE. If either GenCorp or OMNOVA (the "Defaulting Party") shall fail adequately to perform in any material respect any of its material obligations under this Agreement, whether voluntarily or involuntarily, the other may terminate this Agreement upon one hundred twenty
(120) days' written notice to the Defaulting Party that it

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has so failed to perform its obligations under this Agreement, unless during such period the Defaulting Party shall have remedied such failure.

         3.3 MUTUAL COOPERATION AND ADDITIONAL ASSUMPTIONS. Prior to the termination of this Agreement, the parties shall reasonably cooperate in good faith to facilitate an orderly transition of responsibility for the Services, and each party shall deliver to the other party copies of such documents, records and information as are reasonably necessary to achieve such transition. Upon the termination of this Agreement, each party promptly shall deliver to the other party copies of all remaining documents, records and information in such party's possession and owned by the other party that may be reasonably necessary for the other party to assume complete internal responsibility for all of the Services.

                                   ARTICLE IV

                       TERMS RELATED TO SPECIFIC SERVICES

         4.1 EMPLOYEE BENEFITS ADMINISTRATION. (a) GenCorp will establish a Benefits Transition Team ("Team") to be based at OMNOVA's corporate headquarters in Fairlawn, Ohio. The responsibilities of the Team will include (i) administration of GenCorp's employee benefit plans, (ii) transfer of administrative responsibility for GenCorp's employee benefit plans to GenCorp's new corporate headquarters in California and/or to GenCorp Vehicle Sealing headquarters, and (iii) implementation and administration of new employee benefit plans for OMNOVA as described on Schedule B. The Team will report to OMNOVA's Director, Compensation and Benefits, regarding its responsibilities to administer employee benefit plans for OMNOVA. GenCorp and OMNOVA hereby agree to cooperate to

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establish and manage priorities for the Team in connection with fulfilling its responsibilities for both companies.

               (b) GenCorp shall, at its own cost and expense, (a) defend OMNOVA from any and all claims, damages, actions or causes of action ("Claims") which result from GenCorp's employment and/or termination of employment of any of the employees included in its Benefits Transition Team on or after the Distribution Date, and (b) indemnify and hold OMNOVA harmless from all damages, liabilities, losses, costs, judgments, orders, assessments, interest, penalties, fines, settlement payments, costs and expenses (including, without limitation, attorneys fees and other investigation and defense costs and expenses) imposed upon or incurred by OMNOVA as a result of any such Claim.

         4.2 PAYROLL SERVICES. In connection with payroll services described on Schedule A, OMNOVA will process and pay certain salaries and wages and related payroll taxes with OMNOVA funds. Notwithstanding Section 2.2, GenCorp agrees to reimburse OMNOVA for any and all such payments, by wire transfer, on the business day next following each payment by OMNOVA.

         4.3 LEASED EMPLOYEES. (a) GenCorp will continue to employ, at OMNOVA's corporate headquarters in Fairlawn, Ohio, the individuals named as Leased Employees on Schedule B, until their respective retirement dates determined under GenCorp's 1999 Voluntary Enhanced Retirement Program. The Leased Employees will provide services to OMNOVA as directed by OMNOVA. GenCorp shall be exclusively responsible for all wages, benefits, withholdings and other employment-related matters in respect of Leased Employees.

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               (b) GenCorp shall, at its own cost and expense, (a) defend OMNOVA from any and all claims, damages, actions or causes of action ("Claims") which result from GenCorp's employment and/or termination of employment of any of the Leased Employees prior to, on or after the Distribution Date, and (b) indemnify and hold OMNOVA harmless from all damages, liabilities, losses, costs, judgments, orders, assessments, interest, penalties, fines, settlement payments, costs and expenses (including, without limitation, attorneys fees and other investigation and defense costs and expenses) imposed upon or incurred by OMNOVA as a result of any such Claim.

                                    ARTICLE V

                                     GENERAL

         5.1 NON-WAIVER. The failure of either party to enforce at any time or for any of the provisions hereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce each and every such provision.

         5.2 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be delivered by hand, mailed by registered or certified mail (return receipt requested), or sent by telecopy or by a recognized overnight courier service, to the parties at the following addresses (or such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

         To OMNOVA at:     OMNOVA Solutions Inc.
                           175 Ghent Road
                           Fairlawn, Ohio 44333-3300
                           Attention:  General Counsel
                           Fax Number: 330-869-4272

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         To GenCorp at:    GenCorp Inc.
                           P. O. Box 13222
                           Sacramento, CA  95813-6000
                           Attention:  General Counsel
                           Fax Number: 916-351-8665

         5.3 GOVERNING LAW. This Agreement shall be governed by and enforced in accordance with the internal laws of the State of Ohio, without regard to the conflicts of law principles thereof.

         5.4 LEVEL OF SERVICE. OMNOVA and GenCorp each severally undertake to use the same degree of care in rendering services under this Agreement as it respectively utilizes in rendering such services for its own operations and shall not be liable for any failure to provide services.

         5.5 SEVERABILITY. In the event any provision of this Agreement or portion thereof is found to be wholly or partially invalid, illegal or unenforceable in any judicial proceeding, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case may be.

         5.6 ENTIRE AGREEMENT. This Agreement supersedes and cancels any and all previous agreements, written or oral, between the parties relating to the subject matter hereof. This Agreement and the Other Agreements expresses the complete and final understanding of

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the parties with respect to the subject matter thereto and may not be changed in any way, except by an instrument in writing signed by both parties.

         5.7 ASSIGNMENT. Neither of the parties shall assign any of its rights or obligations under this Agreement without the prior written consent of the other party, which consent shall not unreasonably be withheld.

         IN WITNESS WHEREOF, the parties have hereunto signed this Agreement as of the day and year first above written.


                                  GENCORP INC.


                                  By:
                                     ---------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------


                                  OMNOVA SOLUTIONS INC.


                                  By:
                                     ---------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------


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

                                   SCHEDULE A

                             SERVICES TO BE PROVIDED
                              TO GENCORP BY OMNOVA

                                                         TBD = to be determined

                    SERVICES                          TARGET          COST
                                                     DATE FOR     ALLOCATED TO
                                                   COMPLETION        GENCORP
EMPLOYEE BENEFITS ADMINISTRATION

1.   Deferred Bonus Plan administration; and        11-30-00      $930/month
     the transfer of records and
     administration to Sacramento.

2.   Administration of Non-employee Director        11-30-00      $130/month
     deferred compensation plans, and the
     transfer of records and administration
     to Sacramento.

3.   Health and welfare benefit plan accounting      8-31-00      $1852/month
     including (i) analysis, reconciliation and
     payments of life, AD&D, LTD and HMO
     insurance premiums and plan administration
     fees; (ii) daily funding of claims paid by
     Aetna, Cigna and Caremark; and (iii) monthly
     and special reporting to corporate accounting
     and outside auditors of all group insurance
     related costs.

4.   Use of human resource and employee benefit     10-31-01      $5,760/mo.
     plan-related computer systems and voice-
     response systems, plus systems support by
     Information Systems Department.

5.   Use of office facilities and support for       10-31-01         TBD
     GenCorp employee benefits and legal
     personnel.

INVESTMENT MANAGEMENT

1.   Liaison between Directors, management,         10-1-00          TBD
Benefits Management Committee, trustee and
investment managers for joint savings plan.
2.   Liaison between Directors, management,         10-1-00          TBD
Committee, Benefits Management trustee and
investment managers for pension plan.


                    SERVICES                          TARGET          COST
                                                     DATE FOR     ALLOCATED TO
                                                   COMPLETION        GENCORP
SHAREHOLER SERVICES

1.   Maintain GenCorp stock option program;            TBD        $2,760/mo.
2.   Maintain balances on Treasury Share account
     for GenCorp;
3.   Reconciliation of outstanding GenCorp
     shares and reserve accounts with Bank
     of New York;
4.   Form 3, 4, and 5 processing for GenCorp;
5.   Historical reporting for GenCorp;
6.   Tabulation of GenCorp proxy reporting; and
7.   Liaison with Bank of New York for GenCorp.

RISK MANAGEMENT
1.   Transfer of workers compensation claims        (a)  2-1-00   (a) $60/hour
     and claims handling;
2.   Initial program design and marketing;          (b) 10-1-00   (b) $75/hour
3.   Risk management information system             (c) 10-1-01
     database management; and                       (d) 10-1-00   (c) $3,480/
4.   Support of legacy issues (i.e. toxic                             month
     tort, GenCorp, environmental, etc.).                         (d) $75/hour

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CUSTOMER FINANCIAL SERVICES FOR VEHICLE SEALING

1.   Establishing new accounts and revising          2-1-00       $7,710/
     existing accounts;                                            month
2.   Collecting current and past due receivables;
3.   Applying cash to appropriate accounts within
     NMC system; and
4.   Processing order approvals.

TELECOMMUNICATIONS

1.   On site project support for voice,              AJ-6 mos.    $1,908/
     video, and wide-area networking                 VS-1 year    month
     installations;
2.   Remote PBX technical support; and
3.   Telephone calling card administration.

COMPENSATION

1.   Merit Budget Planning Support for
     Vehicle Sealing                                  2-1-00       $1,677/
                                                                   month
2.   Executive Compensation Planning for
     GenCorp Headquarters and Aerojet                 2-1-00       TBD

                    SERVICES                          TARGET          COST
                                                     DATE FOR     ALLOCATED TO
                                                   COMPLETION        GENCORP
ACCOUNTING
Fixed Asset Accounting for Vehicle Sealing          2-28-00       $5,990/
                                                                  month

                                   SCHEDULE B

                             SERVICES TO BE PROVIDED
                              TO OMNOVA BY GENCORP


                    SERVICES                          TARGET          COST
                                                     DATE FOR     ALLOCATED TO
                                                   COMPLETION        OMNOVA

EMPLOYEE BENEFITS ADMINISTRATION                                   $22,716/
                                                                   month

1.   All recordkeeping and administrative          10-31-01
     responsibility for the 10-31-01
     GenCorp Retirement Savings Plan and
     the GenCorp Profit Sharing Retirement
     and Savings Plan (collectively, the
     "Joint Savings Plan"); and the split-up
     of the Joint Savings Plan, effective
     November 1, 2001, into separate GenCorp
     and OMNOVA plans.

2.   Recordkeeping and administrative services        TBD
     associated with TBD OMNOVA's defined
     contribution plans; and the transfer of
     records and administration to OMNOVA.

3.   Recordkeeping and administrative services        TBD
     associated with TBD OMNOVA's defined
     benefit plans; and the transfer of records
     and administration to OMNOVA.

                    SERVICES                          TARGET          COST
                                                     DATE FOR     ALLOCATED TO
                                                   COMPLETION        OMNOVA

4.   Health & Welfare plan administration             TBD
     including:
     (a)  Processing, accounting, and
          reporting of vendor payments;
     (b)  Determination of benefit
          eligibility and maintenance
          of database;
     (c)  Communication to plan participants;
     (d)  COBRA administration;
     (e)  Flexible benefit program
          administration;
     (f)  Short and Long Term disability
          program administration; and
     (g)  Life Insurance program administration;
          and the transfer of records and
          administration to OMNOVA.


LEGAL SERVICES

1.   In-house legal services associated with         12-31-00      $5,400/mo
     employee benefits administration and the
     implementation of new benefit plans


                    SERVICES                          TARGET          COST
                                                     DATE FOR     ALLOCATED TO
                                                   COMPLETION        OMNOVA

RECORD RETENTION

Use of GenCorp-leased storage facility
in Akron, OH.                                        8-31-00      Share of
                                                                  monthly lease
                                                                  cost, based
                                                                  on % of
                                                                  records
                                                                  stored.

LEASED EMPLOYEES

Services of the following GenCorp employees       Various Dates   Actual Costs,
until their retirement dates determined under                     including
the 1999 Voluntary Enhanced Retirement Program:                   overhead to
                                                                  cover
                                                                  benefits,
Sharon Anderson            Ray Armstrong                          employment
Marge Boccia               Diane Bozzelli                         taxes, etc.
Dorothy Dunphy             Lorraina Eldridge
Becky Gilliam              Phil Gravengaard
John Hastings              Ken Hawk
Joanne Klingenberger       Ralph Leadbetter
David Maschmeier           Carol McClamroch
Terry Mercer               Glynda Orman
Joseph Polack              Diane Polanc
Lois Rudish                David Rynearson
James Sapak                Mike Scheffer
Paul Seifert               Joyce Spencer
Sharon Workinger           Ray Weber
